Exhibit 99.1 Investor Presentation Third Quarter 2018

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation
Reform
Act
of
1995,
including
without
limitation
those
about
Popular’s
business,
financial
condition,
results
of
operations, plans, objectives, and future performance. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Risks and uncertainties include without limitation the effect of competitive and economic factors, and our reaction to those factors, the adequacy of the allowance for loan losses, delinquency trends, market risk and the impact of interest rate changes, capital market conditions, capital adequacy and liquidity, the effect of legal proceedings and new accounting standards on the
Corporation’s financial condition and results of operations, the impact of Hurricanes Irma and Maria on us, our ability to successfully integrate the auto finance business acquired from Wells Fargo & Company, as well as the unexpected costs, including, without limitation, costs due to exposure to any unrecorded liabilities or issues not identified during due diligence investigation of the business or that are not subject to indemnification or reimbursement, and risks that the business may suffer as a result of the transaction, including due to adverse effects on relationships with customers, employees and service providers.
All statements contained herein that are not clearly historical in nature, are forward-
looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.
More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Report on
Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, and  our Form 10-Q for the quarter ended
September 30, 2018 to be filed with the SEC. Our filings are available on the Corporation’s website
(www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no
obligation
to
update
or
revise
any
forward-looking
statements
or
information
which
speak
as
of
their
respective
dates.
Cautionary Note Regarding Forward-Looking Statements

•
NPLs decreased by $11 million QoQ; ratio at 2.4%
•
NCO ratio increased to 1.00% from 0.95% in the previous quarter
Credit
Metrics
•
Net income of $140.6 million
•
Strong margins: Popular, Inc. 4.07%, BPPR 4.35%
Earnings
•
Robust capital; Common Equity Tier 1 Capital ratio of 16.2%
•
Tangible book value per share of $44.62 compared to $44.78 in Q2
2018
Capital
•
Acquired Wells Fargo’s auto finance business in P.R. (“Reliable”); net income contribution of $12 million for the quarter
•
Executed previously announced capital actions
•
Issued $300 million of senior debt with a 2023 maturity and a coupon of 6.125%
•
Called $450 million of senior debt with a 2019 maturity and a coupon of  7%
Quarter
Events
Q3 2018 Highlights

Reliable Transaction Overview
•
Acquired
$1.6
billion
in
retail
auto
loans
and
$341
million
in
commercial loans at a 4.5% discount
Portfolio
•
Average loan rate for the quarter of 7.3% and effective yield of 12%, including discount amortization
Yield
•
Original estimate of $36 million in net income for the first twelve months, excluding servicing fees and transaction related costs
•
Revised estimate of approximately $55 million in net income for 2019, including servicing income and conversion costs
•
Approximately $40 million in operating expenses for 2019
Financial
Performance
•
Acquisition treated as a business combination for accounting purposes
•
$60 million goodwill recorded as a result of the transaction
Goodwill /
Purchase
Accounting

Financial Summary (GAAP)
1
1
See slide 6 for Q2 2018 adjusted Non-GAAP results
5
(Unaudited)
($ in thousands)
Q3 2018
Q2 2018
Net interest income
451,469
$
414,136
$
37,333
$
Service charges on deposits
38,147

37,102

1,045

Other service fees
64,316

62,876

1,440

Mortgage banking activities
11,269

10,071

1,198

Adjustments (expense) to indemnity reserves on loans sold
(3,029)

(527)

(2,502)

FDIC loss-share income
-

102,752

(102,752)

Other non-interest income
40,318

22,535

17,783

Gross revenues
602,490

648,945

(46,455)

Provision for loan losses
54,387

60,054

(5,667)

Net revenues
548,103

588,891

(40,788)

Personnel costs
139,757

124,332

15,425

Professional fees
83,860

93,903

(10,043)

Business promotion
15,478

16,778

(1,300)

OREO expenses
7,950

6,947

1,003

Other operating expenses
118,392

95,708

22,684

Total operating expenses
365,437

337,668

27,769

Income before income tax
182,666

251,223

(68,557)

Income tax expense (benefit)
42,018

(28,560)

70,578

Net income
140,648
$
279,783
$
(139,135)
$
Variance

GAAP Reconciliation

1
Refer to the Company's Q3 2018 earnings release for more detailed information
(Unaudited)
($ in thousands)
Pre-tax
Impact on
net income
U.S. GAAP Net income
279,783
$
Non-GAAP Adjustments
1
:
Termination of FDIC Shared-Loss Agreements
(94,633)
$
45,059
$
(49,574)
Tax Closing Agreement
-
(108,946)
(108,946)
Adjusted net income (Non-GAAP)
121,263
$
Q2 2018
Income tax
effect

Popular, Inc.
(%)
•
Robust capital levels; Common Equity Tier 1 of 16.2%
•
Tangible book value per share of $44.62 compared to $44.78 in Q2 2018
•
Entered into a $125 million accelerated share repurchase transaction
•
Redeemed $53 million of Trust Preferred Securities
Capital
Note: Estimated for the current period
17.5
17.5
20.4
9.8
16.2
16.2
18.8
9.6
Common Equity Tier 1
Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
Q2 2018
Q3 2018

Municipalities
Obligations
of
municipalities
are
backed
by
real
and
personal
property
taxes,
municipal
excise
taxes,
and/or
a
percentage
of
the
sales
and
use
tax.
Indirect
exposure
includes
loans
or
securities
that
are
payable
by
non-governmental
entities,
but
which
carry
a
government
guarantee
to
cover
any
shortfall
in
collateral
in
the
event
of
borrower
default.
Majority
are
single-family
mortgage
related.
Indirect Exposure
The Corporation has no direct exposure to debt of the P.R. central government or its public corporations. Our direct exposure to P.R. municipalities is $458 million, decreasing by $23 million QoQ, due to principal repayments.
P.R. Public Sector Exposure
Outstanding P.R. government exposure
($ in millions)
Loans
Securities
Total
Municipalities
413
$
45
$
458
$
Indirect Exposure
323
$
51
$
374
$

Highlights
•
NPAs
decreased
by
$19
million
QoQ
•
NPLs
decreased
by
$11
million
QoQ
P.R.
NPLs
at
$581
million,
or
2.9%
of
loans,
down
by
$9
million,
mainly
driven
by:
-
lower
mortgage
NPLs
of
$24
million,
primarily
due
to
lower
inflows,
offset
by
-
higher
P.R.
consumer
NPLs
of
$8
million
related
to
the
Reliable
acquisition
-
higher
commercial
NPLs
of
$8
million,
driven
by
a
single
borrower
of
$16
million
U.S.
NPLs
at
$52
million,
or
0.8%
of
loans,
down
by
$2
million
QoQ
•
OREOs
down
by
$8
million
QoQ,
driven
by
sales
activity,
in
part
offset
by
the
resumption
of
foreclosure
activity
after
the
hurricanes
Non-Performing Assets
($ in millions)
Non-Performing Assets
Differences due to rounding
Non-Performing Loans
(excluding covered loans for prior periods)
($ in millions)
$771
$1,203
$2,276
$1,572
$1,738
$1,425
$598
$630
$602
$558
$551
$607
$643
$632
2.8%
4.7%
9.6%
7.6%
8.4%
6.8%
2.8%
3.3%
2.7%
2.5%
2.3%
2.5%
2.6%
2.4%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18
Q3 18
Mortgage
Commercial & Construction
Other
NPL/Loans (HIP)
$852
$1,293
$2,402
$2,489
$2,365
$2,002
$932
$933
$843
$774
$743
$779
$785
$766
1.9%
3.3%
6.9%
6.4%
6.3%
5.5%
2.6%
2.8%
2.4%
2.0%
1.7%
1.7%
1.7%
1.6%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18
Q3 18
NPLs
OREOs
NPL HFS
NPAs/Total Assets

NPL Inflows
Total NPL Inflows
($ in millions)
Highlights
•
Total
NPL
inflows
down
by
$108
million
QoQ
P.R.
mortgage
inflows
down
$59
million,
significantly
lower
than
pre-hurricane
levels,
reflective
of
lower
early
delinquencies
post-moratorium
P.R.
commercial
inflows
down
by
$31
million,
driven
by
the
impact
of
two
large
customers
with
an
aggregate
amount
of
$46
million
in
the
previous
quarter
U.S.
construction
inflows
down
by
$18
million,
driven
by
a
single
borrower,
in
the
previous
quarter
Mortgage NPL Inflows
($ in millions)
Commercial, Construction and Legacy NPL Inflows
($ in millions)
Beginning in Q2 2018 figures include loans previously classified as covered
Differences due to rounding
16
12
23
9
9
6
6
6
9
9
4
24
6
185
103
101
106
101
94
116
95
105
25
128
158
68
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
U.S. Inflows
P.R. Inflows
6
7
7
7
7
5
5
5
5
7
3
4
4
94
85
79
80
87
76
82
82
97
2
108
104
44
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
U.S. Inflows
P.R. Inflows
11
5
16
3
2
2
1
1
4
2
1
20
2
91
18
22
26
14
17
34
14
8
23
19
54
24
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
U.S. Inflows
P.R. Inflows

289%
536
503
508
518
526
510
517
509
614
590
607
643
634
249%
84%
100%
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
ALLL
ALLL/NCO
ALLL/NPL

POPULAR.

NCOs and NCO-to-Loan Ratio
($ in millions)
Provision and Provision-to-NCO Ratio
($ in millions)
Highlights
•
Net
charge-offs
(NCOs)
increased
by
$6
million,
driven
by
higher
P.R.
mortgage
and
consumer
NCOs
of
$10
million
and
$9
million,
respectively,
mostly
due
to
post-moratorium
effects,
offset
by
lower
commercial
NCOs
of
$14
million,
mostly
related
to
higher
taxi
medallion
charge-offs
in
the
previous
quarter
NCO
ratio
at
1.00%
vs.
0.95%
in
Q2
2018
•
Allowance
for
loan
and
lease
losses
(ALLL)
decreased
by
$9
million
QoQ
P.R.
ALLL
decreased
by
$7
million.
ALLL-to-Loans
ratio
at
2.39%
vs.
2.61%
in
Q2
2018
ALLL-to-NPL
stood
at
100%,
flat
QoQ
•
Provision
decreased
by
$6
million
from
Q2
2018
P.R.
provision
up
by
$7
million
U.S.
provision
down
by
$13
million
Provision-to-NCO
ratio
of
85.4%,
compared
to
104.2%
in
Q2
2018
Beginning in Q2 2018 figures include loans previously classified as covered
Differences due to rounding
ALLL, ALLL-to-NCO and ALLL-to-NPL Ratios
($ in millions)
Additional Credit Metrics
46
83
42
35
35
56
36
57
53
94
53
58
64
8
-5
0.83%
1.00%
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
NCO
Loan Sales Write-downs/(recoveries)
NCO%
59
47
48
45
43
41
42
50
158
70
69
60
54
10
11
-5
0
128%
85%
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
PLLL
Loan Sales PLLL
PLLL/NCO

Driving Shareholder Value
Capital
•
Robust capital with Common Equity Tier 1 Capital of 16.2%
•
Tangible book value per share of $44.62
•
Executed capital actions
Earnings
•
Franchise in P.R. uniquely positioned to take advantage of
improving economic trends
•
Acquisition of Reliable’s
auto finance business
Additional Value
•
Investment in Evertec and Banco BHD León

Investor Presentation Third Quarter 2018 Appendix

Industry
Financial services
Headquarters
San Juan, Puerto Rico
Assets
$48 billion (among top
50 BHCs in the U.S.)
Loans
$27 billion
Deposits
$40
billion
Banking branches
164 in Puerto Rico, 51 in
the U.S. and 9 in the
Virgin Islands
NASDAQ ticker symbol
BPOP
Market Cap
$5
billion
14
Banco Popular
de Puerto Rico
Popular Auto,
LLC
Popular
Securities LLC
Popular’s
Insurance
Subsidaries
Popular North
America, Inc.
Popular
Bank
1
Holding
Companies
(Including Equity
Investments)
Franchise
Summary Corporate Structure
Assets = $38 billion
Assets = $9
billion
Puerto Rico Operations
United States Operations
Assets = $48 billion
Corporate Structure –
Popular, Inc.
Information as of September 30, 2018
¹ Doing business as Popular
Selected equity investments
EVERTEC and  Banco BHD León under Corporate segment and joint ventures under BPPR segment
•
Transaction processing,
business processes
outsourcing
•
16.03% stake
•
Adjusted EBITDA of  $54
million for the quarter
ended June 30, 2018
•
Dominican
Republic bank
•
15.84% stake
•
2017 net
income of $164
million
•
Construction and
commercial loans vehicle
•
24.9% stake
•
Construction, commercial
loans and OREOs vehicle
•
24.9% stake
PRLP 2011 Holdings, LLC
PR Asset Portfolio 2013-1
International, LLC

De-Risked Loan Portfolios
•
The
Corporation
has
de-risked
its
loan
portfolios
by
reducing
its
exposure
to
asset
classes
with
historically
high
loss
content
•
The
P.R.
commercial
portfolio
reductions
include:
Commercial
portfolio,
including
construction,
has
decreased
from
55%
of
total
loans
held-in-
portfolio
to
38%
Construction
portfolio
is
down
by
94%
since
Q4
2007
SME
lending
is
down
by
55%
from
Q4
2007
•
Collateralized
exposure
now
represents
a
larger
portion
of
consumer
loan
portfolio
•
Unsecured
loan
credit
quality
has
improved
as
overall
FICO
scores
have
increased
15
Differences due to rounding
($
in
millions)
Highlights
1
Small and Medium Enterprise
2
NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q3 2018 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015.
NCOs
($mm)
(%)
($mm)
(%)
($mm)
(%)
Distribution
CRE SME
$2,938
33%
$1,628
22%
($1,310)
-45%
27%
C&I SME
2,287
25%
735
10%
(1,552)
-68%
28%
C&I Corp
1,592
18%
2,430
32%
838
53%
6%
Construction
1,231
14%
78
1%
(1,153)
-94%
33%
CRE Corp
892
10%
2,466
33%
1,574
176%
5%
Multifamily
64
1%
148
2%
84
132%
1%
Total
$9,004
$7,485
($1,519)
-17%
100%
P.R. Commercial & Construction Distribution
Q4 2007
Q3 2018
Variance
1
1
1
2
$ in millions
Q4 2007
Q3 2018
Q4 2007
Q3 2018
Q4 2007
Q3 2018
Variance
Commercial
$7,774
$7,407
$4,515
$4,586
$12,288
$11,994
($295)
Consumer
3,552
4,903
1,698
437
5,249
5,340
91
Mortgage
2,933
6,531
3,139
773
6,071
7,304
1,233
Construction
1,231
78
237
866
1,468
943
(525)
Leases
814
904
-
-
814
904
89
Legacy
-
-
2,130
28
2,130
28
(2,102)
Total
$16,304
$19,823
$11,718
$6,689
$28,021
$26,512
($1,509)
Loan Composition (Held-in Portfolio)
P.R.
U.S.
Total

Business Segments (GAAP)
¹ Non-fully taxable equivalent
(Unaudited)
($ in millions)
Financial Results
Q3 2018
Q2 2018
Variance
Q3 2018
Q2 2018
Variance
Net interest income
389
$
353
$
36
$
76
$
76
$
-
$
Non-interest income
136
220
(84)
6
5
1
Gross revenues
525
573
(48)
82
81
1
Provision for loan losses
52
44
8
3
16
(13)
Operating expenses
296
268
28
47
48
(1)
Income before income tax
177
261
(84)
32
17
15
Income tax expense (benefit)
39
(24)
63
10
4
6
Net income
138
$
285
$
(147)
$
22
$
13
$
9
$
($ in millions)
Balance Sheet Highlights
Total assets
38,339
$
37,883
$
456
$
9,389
$
9,469
$
(80)
$
Total loans
19,836
18,082
1,754
6,689
6,561
128
Total deposits
33,453
32,704
749
7,006
7,058
(52)
Asset Quality
(including covered assets)
Q3 2018
Q2 2018
Variance
Q3 2018
Q2 2018
Variance
Non-performing loans held-in-portfolio / Total
loans
2.93%
3.26%
(0.33)%
0.77%
0.81%
(0.04)%
Non-performing assets / Total assets
1.85%
1.92%
(0.07)%
0.58%
0.60%
(0.02)%
Allowance for loan losses / Total loans
2.82%
3.14%
(0.32)%
1.10%
1.16%
(0.06)%
Net interest margin¹
4.35%
4.07%
0.28%
3.50%
3.47%
0.03%
BPPR
Popular U.S.
Q3 2018
Q2 2018
Variance
Q3 2018
Q2 2018
Variance

Consolidated Credit Summary

1
Beginning in Q2 2018 figures include loans previously classified as covered
Differences due to rounding
$ in millions
Q3 18
Q2 18
1
Q1 18
Q4 17
Q3 17
Loans Held in Portfolio (HIP)
$26,512
$24,609
$24,088
$24,293
$23,173
Performing HFS
$52
$74
$78
$132
$69
NPL HFS
$0
$0
$0
$0
$0
Total Non Covered Loans
26,564
$
24,682
$
24,166
$
24,425
$
23,242
$
Non-performing loans (NPLs)
$632
$643
$607
$551
$586
Commercial
$173
$165
$158
$165
$165
Construction
$20
$20
$4
$0
$0
Legacy
$3
$4
$3
$3
$3
Mortgage
$361
$385
$370
$322
$352
Consumer
$73
$66
$68
$58
$62
Leases
$3
$4
$4
$3
$3
NPLs HIP to loans HIP
2.39%
2.61%
2.52%
2.27%
2.53%
Net charge-offs (NCOs)
$64
$58
$53
$94
$53
Commercial
$4
$18
$11
$39
$4
Construction
($0)
($0)
($0)
$0
($0)
Legacy
($1)
($0)
($0)
($1)
($0)
Mortgage
$22
$12
$13
$24
$17
Consumer
$37
$27
$27
$28
$31
Leases
$2
$1
$2
$3
$1
Write-downs/(recoveries)
NCOs to average loans HIP
1.00%
0.95%
0.90%
1.61%
0.92%
Provision for loan losses (PLL)
$54
$60
$69
$70
$158
PLL to average loans HIP
0.85%
0.99%
1.18%
1.21%
2.75%
PLL to NCOs
0.85x
1.04x
1.32x
0.75x
2.97x
Allowance for loan losses (ALL)
$634
$643
$607
$590
$614
ALL to loans HIP
2.39%
2.61%
2.52%
2.43%
2.65%
ALL to NPLs HIP
100.19%
99.97%
100.03%
107.12%
104.77%

Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable
Moody’s
B2
Stable Outlook
Fitch
BB-
Stable Outlook
S&P
BB-
Negative Outlook
February
Moody’s
changes
outlook to
stable  from
negative
April
S&P upgrades
to BB-
from B+
revised outlook
to stable
2017
February
S&P placed BPOP on
credit watch negative
due to the general
economic
environment in
Puerto Rico
2015
May
Moody’s, as part of a
recalibration of their
bank rating model,
upgraded BPOP from
B2 to B1 with a stable
outlook
July
On 7/10 S&P
affirmed BPOP’s
rating while
maintaining a
negative outlook
March
Moody’s placed
BPOP on review
for possible
upgrade due to a
change in their
bank rating
methodology
September
Moody’s
downgraded BPOP
to B2; outlook
negative
2016
April
S&P revised
outlook to
positive
October
Fitch and S&P
change outlook
to  negative
from stable
2018
May
Fitch revised
outlook to
stable

Investor Presentation Third Quarter 2018